Corporate Presentation June 2024 Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements in this presentation (“Presentation”), other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United Stated Private Securities Litigation Reform Act of 1995, concerning Dianthus Therapeutics, Inc. (the “Company”). These forward-looking statements include statements regarding the Company’s future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to DNTH103, and any developments or results in connection therewith, including the target product profile of DNTH103; the anticipated timing of the results from those studies and trials; expectations regarding the use of proceeds and the time period over which the Company’s capital resources will be sufficient to fund its anticipated operations; and expectations regarding the market and potential opportunities for complement therapies, in particular with respect to DNTH103. DNTH103 is an investigational agent that is not approved as a therapy in any indication in any jurisdiction worldwide. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” continue,” “could,” “estimate,” “expect,” “ intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “ should,” “ strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of DNTH103 and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the development of DNTH103 or the Company's compounds may take longer and/or cost more than planned, that the Company may be unable to successfully complete the clinical development of the Company’s compounds, that the Company may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company's Annual Report on Form 10-K for the period ended December 31, 2023, and other filings that the Company has made and may make with the SEC in the future.   Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Lead program, DNTH103, is a potent investigational monoclonal antibody that targets the classical complement pathway by selectively inhibiting active C1s protein Top-line Ph. 1 data confirm a ~60-day half-life, potent classical pathway inhibition, and a potentially differentiated safety profile Cash runway expected to fund operations into 2H’27 DNTH103 intended to be the first subcutaneous, self-administered injection dosed as infrequently as once-every-two-weeks to treat generalized Myasthenia Gravis Initiated Ph. 2 trial in generalized Myasthenia Gravis in Q1’24 with top-line results anticipated in 2H’25; on track to initiate additional Ph. 2 trials in CIDP and MMN in ’24 Founded in 2019 to develop next-generation complement therapies to treat severe autoimmune diseases Advancing next-generation complement therapies to improve the lives of autoimmune disease patients Clinical proof-of-concept for classical pathway inhibition demonstrated in gMG, CIDP and MMN, validating the pipeline-in-a-product potential of DNTH103

DNTH103 offers pipeline in a product, best-in-class potential in multiple neuromuscular indications Generalized Myasthenia Gravis Multi-billion $ market today, with opportunity for a differentiated complement inhibitor to further penetrate and expand first-line biologics use Chronic Inflammatory Demyelinating Polyneuropathy Sanofi Ph. 2 Riliprubart efficacy validates active C1s MoA DNTH103 demonstrates greater affinity & potency vs. Riliprubart across multiple head-to-head in vitro experiments Multifocal Motor Neuropathy Empasiprubart, an I.V. C2 inhibitor, validates classical pathway demonstrating efficacy in MMN patients https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/, https://jnnp.bmj.com/content/90/9/981.long, Riliprubart Phase 2 at AAN 2024 Highly selective to classical pathway Potent active C1s inhibitor 60-day half-life observed in clinic Consistent, infrequent dosing Convenient, S.C. intended for self-admin. via autoinjector Differentiated safety profile DNTH103’s Potentially Best-in-Class Properties: Clinical Development & Commercial Synergies ~60,000 U.S. patients ~5,000-10,000 U.S. patients Ph. 2 ongoing ~15,000 U.S. patients

gMG represents a multi billion-dollar opportunity with only two approved classes, each with room to improve U.S. gMG estimated patient population: ~60,000 $ in millions. Soliris & Ultomiris 2021 sales account for 1/1 – 6/30 & 7/21 – 12/31. Evaluate Pharma https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/# 1 Approved in gMG, aHUS, NMOSD, PNH; 2 Wall Street research estimate; 3 Astra Zeneca Q1 2024 results gMG driving Y/Y Ultomiris growth; U.S. growth driven by naïve gMG patients3 Soliris Ultomiris Soliris & Ultomiris1 >$6B in sales and growing; ~1/3 in gMG2 (only I.V.) Vyvgart I.V. sales in gMG showed rapid growth Estimated gMG peak sales >$3B; S.C. approved in June ‘23 CY’22: $401M Complement Class FcRn Class CY’23: $1.2BN

Neuromuscular indication with high unmet medical need Evidence supports Classical Complement role in disease CIDP is an attractive opportunity with clinical PoC demonstrated by Riliprubart, an active-C1s inhibitor DNTH103 target dose of 300mg/2mL S.C. every two weeks may offer more convenient, lower volume dosing for CIDP patients ~15,000 patients in the U.S. and no approved targeted biologics Riliprubart (active C1s inhibitor) recently reported positive Interim efficacy results1 Riliprubart Phase 2 at AAN 2024 Pg 76: Riliprubart patent filing Sanofi Ph. 2 Riliprubart (SAR445088) Data Validates Active C1s in CIDP1; Maintenance regimen of 600mg/4mL S.C. weekly2

DNTH103 has superior affinity and potency vs. Riliprubart Notes: Riliprubart is produced using sequence from patent WO2018071676A1 1 Data shown is dissociation constant (KD) and the average of 3 different experiments performed at independent laboratories 2 Data is quantitative analysis of active C1s protease inhibition of cleaved C4 fragments in the presence of DNTH103 or Riliprubart 3 Data shown are the average of 3 experiments conducted for each of the functional assays (CH50 hemolysis, Wieslab and Liposome). CH50 and Wieslab were confirmed at independent laboratories DNTH103 Riliprubart IC90 (nM) 0.47 3.69 C4 cleavage by human active C1s2 Enzymatic assay Functional assays of classical pathway inhibition DNTH103 Riliprubart IC90 (ug/mL) 0.45 5.4 Wieslab classical pathway Assay in human serum3 CH50 assay of RBC lysis in human serum3 DNTH103 Riliprubart IC90 (ug/mL) 98 668 DNTH103 Riliprubart Fold Improvement Binding Affinity to human active C1s (KD)1 KinExa 9pM 75pM ~8X SPR 8pM 35pM ~4X Affinity assays DNTH103 consistently outperforms Riliprubart in affinity and potency when compared head-to-head across multiple in vitro experiments ~8X more potent at blocking complement cascade ~12X more potent at IC90 ~7X more potent at IC90 DNTH103 Riliprubart IC90 (ug/mL) 14.7 39.8 Liposome lysis in human serum3 ~3X more potent at IC90

Neuromuscular indication with high unmet medical need Evidence supports Classical Complement role in disease MMN is an attractive opportunity with clinical PoC demonstrated via classical pathway inhibition DNTH103, a low-volume Q2W S.C., Phase 2 trial for MMN planned for initiation in Q2’24 No approved targeted biologic therapies Empasiprubart (I.V., C2 inhibitor) recently reported efficacy signals1 MMN patient sera has been confirmed to activate complement ~5,000 - 10,000 patients in the U.S. https://www.us.argenx.com/news/argenx-highlights-2024-strategic-priorities Empasiprubart (Q1-2W I.V., C2 inhibitor) Demonstrating Efficacy Signals1 “We hypothesize that targeting the classical complement pathway is a potential therapeutic approach in MMN. We investigated the interaction of circulating anti-GM1 IgM from patients with MMN with complement in detail using iPSC-derived MNs. In this disease model for MMN, we evaluated the effects of ARGX-117, a novel monoclonal antibody that inhibits complement factor C2.” - Neurol Neuroimmunol Neuroinflamm. 2022 Jan; 9(1): e1107 Placebo EMPA IV

Program (Target) Target Population 2024 2025 DNTH103 (S.C. Active C1s antibody) Generalized Myasthenia Gravis (gMG) ~60,000 U.S. patients Multifocal Motor Neuropathy (MMN) ~5,000-10,000 U.S. patients Chronic Inflammatory Demyelinating Polyneuropathy (CIDP) ~15,000 U.S. patients DNTH103 is rapidly advancing into three Phase 2 trials in 2024 with top-line gMG data in 2025 Initiated Ph. 2 trial Q1’24 Top-line Ph. 2 data 2H’25 Initiate Ph. 2 trial Q2’24 Initiate Ph. 2 trial 2H’24 DNTH103 has potential to expand into multiple classical pathway-driven diseases with its best-in-class profile https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/, https://jnnp.bmj.com/content/90/9/981.long

DNTH103 Opportunity in Myasthenia Gravis

DNTH103 Lower volume, less frequent, self-administered S.C. More frequent and/or higher-volume, in-clinic I.V. Need for increased convenience and reduced patient burden DNTH103 target product profile is highly differentiated vs. currently approved biologics for gMG 1 Can be self-administered daily via pre-filled syringe Daily self-administration or higher-volume S.C. administered by health care professional

Membrane Attack Complex (MAC) Targeting C1s preserves critical immune activity of lectin and alternative pathways, with the aim to provide a safer therapeutic option versus terminal pathway inhibitors Complement inhibitors are well established in gMG and other severe autoimmune disorders Downstream complement inhibitors carry the risk of serious bacterial infections resulting in FDA Boxed Warnings Lectin pathway Mannan or pathogen surface Alternative pathway Pathogen surface C3 Convertase Shared terminal pathway (C5) Classical pathway Antibody-antigen complex Active form selectively inhibited by DNTH103 C1q, C1r, C1s gMG, MMN and CIDP are indications driven by autoantibodies that activate the complement system

C1q lgG antibody Cell Surface C1s is a clinically validated target in the classical complement pathway with an FDA approved therapy The C1 complex The initial component of the classical complement pathway consisting of C1q, C1r and C1s 3 2 2 3 Active C1s A serine protease that executes catalytic function of the C1 complex, leading to MAC formation C1s is the only target of the C1 complex with an FDA approved therapy Enjaymo®, FDA approved in 2022 for CAD, is a C1s inhibitor but is not selective to the active form and dosed I.V. at 6,500-7,500mg every two weeks Enjaymo® information sourced from prescribing information 1 Classical pathway The only pathway activated by the presence of IgG and IgM, which bind to the C1 complex 1 Active C1s inhibition has recently demonstrated clinical benefit in CIDP Riliprubart results show clinical PoC for inhibiting active C1s in autoimmune neuromuscular diseases

DNTH103 exploits validated C1s biology and has been designed with best-in-class properties Extended half-life Validated YTE half-life extension technology applied Clinical data demonstrates half-life of ~60 days Novel IP Provisional patent applications for composition of matter and method of use expected to expire no earlier than 2043 Low volume S.C. delivery Successful manufacturing of 150mg/mL formulation Low viscosity Favorable stability profile DNTH103 Target Product Profile S.C. self-administration 300mg in a 2mL pre-filled auto-injector suitable for convenient, self-administration Infrequent dosing Q2W dosing interval High selectivity and potency >10,000-fold binding affinity for Active C1s versus proC1s Picomolar binding affinity

DNTH103 Clinical Development

SAD 1 (1 mg/kg) SAD 3 (30 mg/kg) SAD 2 (10 mg/kg) MAD 1 Q2W (300 mg) MAD 2 Q2W (600 mg) SAD 1 (300 mg) SAD 2 (600 mg) I.V. Administration S.C. Administration S.C. Administration SAD MAD DNTH103 Phase 1 healthy volunteer study was designed to validate extended half-life, potency and safety 44 HVs enrolled into six cohorts: Placebo (N= up to 2) Treated (N= up to 6) 16 HVs enrolled into two cohorts: Placebo (N= up to 2) Treated (N= up to 6) SAD MAD Safety, PK, and PD measured by percent classical pathway inhibition quantified in each cohort Key Parameters In completed cohorts, 60 healthy volunteers completed dosing as of December 2023 SAD 4 (50 mg/kg)

DNTH103 has demonstrated deep and sustained complement inhibition in healthy volunteers DNTH103 demonstrated a ~60-day half-life and IC90 of 87 µg/mL I.V. SAD: Linear PK with Exposure Proportional Across Doses S.C. MAD: Strong Accumulation with Q2W Dosing PK/PD: Analysis Demonstrates IC90 of 87 µg/mL Data comprised of 60 HVs from 8 cohorts

15mg/kg I.V. on Day 0 300mg S.C. Q2W starting Day 7 DNTH103 Phase 1 data confirms potent inhibition of the classical pathway as a Q2W S.C. injection ~60-day half-life IC90 calculated at 87 µg/mL Ph. 1 Data Confirms Simulation using data from 60 healthy volunteers dosed across multiple cohorts demonstrates potent inhibition with infrequent S.C. dosing IC90 – 87 µg/mL Day 0: 15mg/kg I.V. Starting Day 7: 300mg S.C. Q2W Dosing Modeled

DNTH103 was generally well tolerated, with a favorable safety profile in Phase 1 No standard safety lab findings (hematology, chemistry, coagulation LFTS and renal function) No serious adverse events No infection adverse event signal and no infections related to encapsulated bacteria Five participants experienced mild/moderate Treatment Related AEs Two participants (one in each 300mg and 600mg S.C. MAD cohorts) had a mild or moderate injection site reactions (ISRs); no intervention was required and both participants completed treatment One participant experienced several non-specific AEs during infusion; infusion was paused for 8 minutes and restarted at the same rate without sequelae Two participants in 50mg/kg SAD I.V.1 cohort became ANA2 positive at Day 57; both participants had no evidence of SLE and both tested negative for dsDNA3 One participant in 600mg S.C. SAD reported vomiting on Day 1, which resolved on same day Highest dose to be used in Phase 2 trials is single I.V. loading dose of 20mg/kg Non-specific indicator of autoimmune disease present in up to 25% of healthy individuals: https://www.labcorp.com/assets-media/2785 Anti-double-stranded deoxyribonucleic acid antibodies are highly specific markers of systemic lupus erythematosus or SLE

DNTH103 S.C. gMG Phase 2 trial initiated in Q1’24 A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of DNTH103 administered S.C following initial loading dose 12-Week S.C. Treatment Screen: Day -42 to -1 Open-Label Extension: 52 Weeks DNTH103 300mg S.C. (n=20) DNTH103 600mg S.C. (n=20) Collect data for Safety, PK, PD, MG-ADL, QMG Randomization Primary: Safety Secondary: Efficacy (MG-ADL and QMG) Design: 60 male and female subjects randomized to receive either DNTH103 or placebo for 13 weeks Inclusion: ≥18 years old with AChR antibody + gMG Dosing: 15 or 20mg/kg I.V. Loading Dose followed by 300mg or 600mg1 S.C. Q2W starting Day 7 Assessments: Monitored to assess AEs, PK, PD, MG-ADL and QMG scores Endpoints Preliminary Design Placebo (n=20) Top-line data expected in 2H’25 If successful, path to BLA expected to require only one additional Phase 3 of similar design with more patients Loading Dose Day 0 600mg S.C. Q2W dosing surpasses IC95, currently calculated at 149 µg/mL

Corporate

2024 2025 DNTH103 (S.C. Active C1s) gMG MMN CIDP Key External Catalysts Key External Catalysts Q1 Initiated Ph. 2 trial Strategy to initiate multiple Phase 2 trials in 2024 ahead of transformative Phase 2 gMG readout Strong balance sheet with ~$377M1 of cash and runway into the second half of 2027 ~34.2M shares outstanding2 2H Top-line Ph. 2 data Q2 Initiate Ph. 2 trial 2H Initiate Ph. 2 trial Ph. 1 HV trial initiated in November 2022 Successful manufacturing of 150mg/mL formulation Top-line Ph. 1 data demonstrated potent, long-acting classical pathway inhibition in August 2023 Initiated Ph. 2 trial in gMG in February 2024 Recent Accomplishments Includes unaudited cash, cash equivalents and short-term investments as of 3/31/24 Shares outstanding on a pro forma basis, which assumes the exercise of all outstanding pre-funded warrants Based on Sanofi public disclosure in January 2024 Based on argenx public disclosure in January 2024 ’24: Empasiprubart (ARGX-117) Ph. 2 MMN full data4 1H: Riliprubart (SAR-088) Ph. 3 CIDP initiation3

SENIOR MANAGEMENT Accomplished team of biotech industry veterans and scientists committed to bringing innovation to market Select Experience Includes: Simrat Randhawa, M.D. Chief Medical Officer Marino Garcia President & CEO Adam Veness, Esq. General Counsel Kristina Maximenko Chief People Officer Sankalp Gokhale, M.D. Head of Clinical Development, Neurology BOARD OF DIRECTORS Lonnie Moulder Chairman of the Board, Dianthus Tomas Kiselak Managing Member, Fairmount Alison Lawton Board Member, ProQR and X4, Prior Chair of Board, Magenta Anne McGeorge Board Member, The Oncology Institute, Board Member, Be the Match Paula Soteropoulos Venture Partner, 5AM Ventures Jonathan Violin, Ph.D. Venture Partner, Fairmount, Co-founder of Dianthus, Board Member, Astria Therapeutics, and former President/CEO of Viridian Therapeutics Marino Garcia President & CEO, Dianthus Select Auto-Immune Drugs Developed by Dianthus Team Jennifer Davis Ruff Head of Investor Relations & Corporate Affairs Jud Taylor Head of Technical Operations Ronny Hashmony, M.D. Head of Medical Affairs Edward Carr Chief Accounting Officer Jeffrey Stavenhagen, Ph.D. Chief Scientific Officer Scott Nogi Head of Business Operations Polly Hanff Head of Quality Ryan Savitz Chief Financial Officer & Chief Business Officer Rivka Gluck, R.N. Head of Clinical Development, Operations Debra Segal Head of Regulatory Affairs

Appendix

DNTH103 improves neurotransmission and muscle contraction in an AChR+ MG model Results provide further scientific rationale for DNTH103 in gMG Serum from MG patients used in a validated in vitro MG model1,2,3 Assessed improvement in neurotransmission and muscle contraction of ravulizumab* and DNTH103, as measured by decrease in muscle contraction fatigue Results confirm DNTH103 improved neurotransmission and muscle contraction https://pubmed.ncbi.nlm.nih.gov/34881241/, 2 - https://pubmed.ncbi.nlm.nih.gov/31846349/, 3 - https://pubmed.ncbi.nlm.nih.gov/30867827/ * Engineered using patent sequence AChR+ MG Patient Sera

DNTH103 in vitro study demonstrates lower risk of Neisseria meningitidis infections Anti-capsular antibody (Anti -Nm) mimics N. meningitidis vaccination 0 50 100 150 % Bacterial Survival Serum +Anti - Nm 0.3 uM 1.0 uM DNTH103 Anti - C5 No treatment Results further validate the differentiated safety profile of DNTH103 as a selective classical pathway inhibitor consistent with ENJAYMO, an approved C1S inhibitor without an FDA Boxed Warning or REMS Protection against infection is a critical function of the complement pathway DNTH103 selectively inhibits the classical pathway, leaving the alternative and lectin-activated defense pathways intact An in vitro assay measured antibody-dependent complement-mediated killing of N. meningitidis in the presence of DNTH103 and anti-C5 (ravulizumab*) In this assay, DNTH103 maintained bacterial killing, potentially leading to a decreased risk of infection vs. C5 inhibitors * Engineered using patent sequence

C5 inhibitor Ultomiris carries FDA Boxed Warning and REMS requirement Source: ULTOMIRIS prescribing information & https://ultomirishcp.com/-/media/Ultomiris_NMOSD_hcp/full-site/pdfs/nmosd-ultomiris-rems-patient-safety-card